Exhibit (c)(3) Preliminary DraftExhibit (c)(3) Preliminary Draft

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$8.42 $8.30 $6.51 $4.18 $3.93 $3.86 $3.50 $3.19 1 Company Company Median PSC Equity Long Term Company Projections Median Analyst PSC Equity Research 1 4 3 Projections Projections - Analyst Research Earnings Estimate Estimate 3 4 5 Share Estimate Estimate Average 2 Adjusted$8.42 $8.30 $6.51 $4.18 $3.93 $3.86 $3.50 $3.19 1 Company Company Median PSC Equity Long Term Company Projections Median Analyst PSC Equity Research 1 4 3 Projections Projections - Analyst Research Earnings Estimate Estimate 3 4 5 Share Estimate Estimate Average 2 Adjusted

April & June to ($ in millions, expect per share) 2018 2019 2020 Q1 2021 May 2021 YE 2021E Net Income $916 $994 $911 $742 $612 $1,124 Earnings per Share $2.54 $2.86 $2.87 $2.42 $2.00 $3.67 Risk-Weighted Assets $43,548 $48,762 $50,424 $47,996 $48,713 $47,958 Tier 1 Common Capital $6,837 $7,217 $7,362 $7,919 $8,461 $9,586 Less Dividend Rollforward - - - - - $135 Tier 1 Common Capital, Net $6,837 $7,217 $7,362 $7,919 $8,461 $9,451 CET1 Ratio 15.7% 14.8% 14.6% 16.5% 17.4% 19.7% Minimum Required CET1 Ratio 11.5% 11.5% 11.5% 11.5% 11.5% 11.5% Required Tier 1 Common Capital $5,008 $5,608 $5,799 $5,520 $5,602 $5,515 Total Excess Capital $1,829 $1,609 $1,563 $2,400 $2,859 $3,936 Shares Outstanding 352 339 306 306 306 306 Total Excess Capital per Share $5.19 $4.74 $5.11 $7.84 $9.34 $12.86April & June to ($ in millions, expect per share) 2018 2019 2020 Q1 2021 May 2021 YE 2021E Net Income $916 $994 $911 $742 $612 $1,124 Earnings per Share $2.54 $2.86 $2.87 $2.42 $2.00 $3.67 Risk-Weighted Assets $43,548 $48,762 $50,424 $47,996 $48,713 $47,958 Tier 1 Common Capital $6,837 $7,217 $7,362 $7,919 $8,461 $9,586 Less Dividend Rollforward - - - - - $135 Tier 1 Common Capital, Net $6,837 $7,217 $7,362 $7,919 $8,461 $9,451 CET1 Ratio 15.7% 14.8% 14.6% 16.5% 17.4% 19.7% Minimum Required CET1 Ratio 11.5% 11.5% 11.5% 11.5% 11.5% 11.5% Required Tier 1 Common Capital $5,008 $5,608 $5,799 $5,520 $5,602 $5,515 Total Excess Capital $1,829 $1,609 $1,563 $2,400 $2,859 $3,936 Shares Outstanding 352 339 306 306 306 306 Total Excess Capital per Share $5.19 $4.74 $5.11 $7.84 $9.34 $12.86

1 Dividend Discount Model $36.88 $41.82 Excess Capital Sensitivity 2a $38.31 $44.13 (SC 2022E Forecast) Excess Capital Sensitivity 2b $35.29 $40.68 (Long Term Earnings) Hypothetical Share Buyback Analysis $38.12 $43.49 3a (SC 2022E Forecast) Hypothetical Share Buyback Analysis $33.84 $38.60 3b (Long Term Earnings) Precedent Minority Buy-in Analysis $43.17 $45.62 4 Public Trading Comparables $32.83 $40.35 5 Investor Arbitrage Model $42.03 $43.94 6 $30.00 $33.00 $36.00 $39.00 $42.00 $45.00 $48.001 Dividend Discount Model $36.88 $41.82 Excess Capital Sensitivity 2a $38.31 $44.13 (SC 2022E Forecast) Excess Capital Sensitivity 2b $35.29 $40.68 (Long Term Earnings) Hypothetical Share Buyback Analysis $38.12 $43.49 3a (SC 2022E Forecast) Hypothetical Share Buyback Analysis $33.84 $38.60 3b (Long Term Earnings) Precedent Minority Buy-in Analysis $43.17 $45.62 4 Public Trading Comparables $32.83 $40.35 5 Investor Arbitrage Model $42.03 $43.94 6 $30.00 $33.00 $36.00 $39.00 $42.00 $45.00 $48.00

Proposal Undisturbed Dated Price (7/1/21) 7/1/2021 Implied Price per Share ($ in mm, except per share metrics) Input $36.43 $39.00 $40.00 $41.00 $42.00 $43.00 $44.00 $45.00 $46.00 Price / 2020A Earnings per Share $2.87 12.7x 13.6x 13.9x 14.3x 14.6x 15.0x 15.3x 15.7x 16.0x 2021E Earnings per Share (Analyst Consensus) $6.51 5.6x 6.0x 6.1x 6.3x 6.5x 6.6x 6.8x 6.9x 7.1x 2022E Earnings per Share (Analyst Consensus) $3.86 9.4x 10.1x 10.4x 10.6x 10.9x 11.1x 11.4x 11.7x 11.9x 2021E Earnings per Share (Company Estimates) $8.42 4.3x 4.6x 4.8x 4.9x 5.0x 5.1x 5.2x 5.3x 5.5x 2022E Earnings per Share (Company Estimates) $4.18 8.7x 9.3x 9.6x 9.8x 10.0x 10.3x 10.5x 10.8x 11.0x 2023E Earnings per Share (Company Estimates) $3.94 9.2x 9.9x 10.2x 10.4x 10.7x 10.9x 11.2x 11.4x 11.7x 2024E Earnings per Share (Company Estimates) $4.11 8.9x 9.5x 9.7x 10.0x 10.2x 10.5x 10.7x 10.9x 11.2x 3/31/2021 Tangible BV per Share $19.88 1.83x 1.96x 2.01x 2.06x 2.11x 2.16x 2.21x 2.26x 2.31x 12/31/2021E Tangible BV per Share $21.45 1.70x 1.82x 1.86x 1.91x 1.96x 2.00x 2.05x 2.10x 2.14x 0.92x 0.99x 1.01x 1.04x 1.06x 1.09x 1.11x 1.14x 1.16x 3/31/2021 TLAC per Share $39.50 Premium / Closing Price as of 7/1/2021 $36.43 0.0% 7.1% 9.8% 12.5% 15.3% 18.0% 20.8% 23.5% 26.3% Initial Offer Price of $39.00 $39.00 (6.6%) 0.0% 2.6% 5.1% 7.7% 10.3% 12.8% 15.4% 17.9% Closing Price as of 7/20/2021 $40.58 (10.2%) (3.9%) (1.4%) 1.0% 3.5% 6.0% 8.4% 10.9% 13.4% Implied Market Capitalization 306,035,735 $11,149 $11,935 $12,241 $12,547 $12,854 $13,160 $13,466 $13,772 $14,078 Implied Value of Public Float (19.6%) 60,015,942 $2,186 $2,341 $2,401 $2,461 $2,521 $2,581 $2,641 $2,701 $2,761Proposal Undisturbed Dated Price (7/1/21) 7/1/2021 Implied Price per Share ($ in mm, except per share metrics) Input $36.43 $39.00 $40.00 $41.00 $42.00 $43.00 $44.00 $45.00 $46.00 Price / 2020A Earnings per Share $2.87 12.7x 13.6x 13.9x 14.3x 14.6x 15.0x 15.3x 15.7x 16.0x 2021E Earnings per Share (Analyst Consensus) $6.51 5.6x 6.0x 6.1x 6.3x 6.5x 6.6x 6.8x 6.9x 7.1x 2022E Earnings per Share (Analyst Consensus) $3.86 9.4x 10.1x 10.4x 10.6x 10.9x 11.1x 11.4x 11.7x 11.9x 2021E Earnings per Share (Company Estimates) $8.42 4.3x 4.6x 4.8x 4.9x 5.0x 5.1x 5.2x 5.3x 5.5x 2022E Earnings per Share (Company Estimates) $4.18 8.7x 9.3x 9.6x 9.8x 10.0x 10.3x 10.5x 10.8x 11.0x 2023E Earnings per Share (Company Estimates) $3.94 9.2x 9.9x 10.2x 10.4x 10.7x 10.9x 11.2x 11.4x 11.7x 2024E Earnings per Share (Company Estimates) $4.11 8.9x 9.5x 9.7x 10.0x 10.2x 10.5x 10.7x 10.9x 11.2x 3/31/2021 Tangible BV per Share $19.88 1.83x 1.96x 2.01x 2.06x 2.11x 2.16x 2.21x 2.26x 2.31x 12/31/2021E Tangible BV per Share $21.45 1.70x 1.82x 1.86x 1.91x 1.96x 2.00x 2.05x 2.10x 2.14x 0.92x 0.99x 1.01x 1.04x 1.06x 1.09x 1.11x 1.14x 1.16x 3/31/2021 TLAC per Share $39.50 Premium / Closing Price as of 7/1/2021 $36.43 0.0% 7.1% 9.8% 12.5% 15.3% 18.0% 20.8% 23.5% 26.3% Initial Offer Price of $39.00 $39.00 (6.6%) 0.0% 2.6% 5.1% 7.7% 10.3% 12.8% 15.4% 17.9% Closing Price as of 7/20/2021 $40.58 (10.2%) (3.9%) (1.4%) 1.0% 3.5% 6.0% 8.4% 10.9% 13.4% Implied Market Capitalization 306,035,735 $11,149 $11,935 $12,241 $12,547 $12,854 $13,160 $13,466 $13,772 $14,078 Implied Value of Public Float (19.6%) 60,015,942 $2,186 $2,341 $2,401 $2,461 $2,521 $2,581 $2,641 $2,701 $2,761

Calculation of Discount Rate Current 10 Year Treasury 1.22% 1 Equity Risk Premium 7.15% Size Premium 0.80% Industry Premium 2.72% Discount Rate 11.89% ($ in millions, except per share data) 2022E 2023E 2024E 2025E 2026E Santander Consumer Net Income 1,195 1,094 1,105 1,193 1,289 YoY Growth - Net Income 8.0% 8.0% Earnings per Share 4.18 3.94 4.11 4.44 4.79 YoY Growth - RWA 5.0% 5.0% Risk-Weighted Assets 47,963 48,639 49,241 51,703 54,288 Internal CET1 Target 11.5% 11.5% 11.5% 11.5% 11.5% Required CET1 5,516 5,593 5,663 5,946 6,243 Less: Intangibles 155 155 155 155 155 Less: Adj. Due to CECL Capital Relief 1,354 903 451 - - Required Equity 4,007 4,536 5,056 5,791 6,088 BoP Equity 7,619 4,007 4,536 5,056 5,791 Plus: Net Income 1,195 1,094 1,105 1,193 1,289 Less: Capital Distribution (4,807) (565) (584) (459) (992) EoP Equity 4,007 4,536 5,056 5,791 6,088 Capital Distribution 4,807 565 584 459 992 Terminal Value - - - - 10,579 Total 4,807 565 584 459 11,571 Implied Valuation DDM Sensitivity Table Discount Rate Assumptions $39.26 10.0% 11.0% 12.0% 13.0% 14.0% Discount Rate 12.0% 6.6x $38.92 $37.77 $36.68 $35.64 $34.65 1 Terminal PE Multiple 7.6x 7.1x $40.33 $39.12 $37.97 $36.88 $35.83 DDM Value $12,016 7.6x $41.74 $40.47 $39.26 $38.11 $37.01 Shares Outstanding 306.0 8.1x $43.15 $41.82 $40.55 $39.34 $38.19 8.6x $44.56 $43.17 $41.84 $40.58 $39.37 DDM Value per Share $39.26 Terminal PE ValueCalculation of Discount Rate Current 10 Year Treasury 1.22% 1 Equity Risk Premium 7.15% Size Premium 0.80% Industry Premium 2.72% Discount Rate 11.89% ($ in millions, except per share data) 2022E 2023E 2024E 2025E 2026E Santander Consumer Net Income 1,195 1,094 1,105 1,193 1,289 YoY Growth - Net Income 8.0% 8.0% Earnings per Share 4.18 3.94 4.11 4.44 4.79 YoY Growth - RWA 5.0% 5.0% Risk-Weighted Assets 47,963 48,639 49,241 51,703 54,288 Internal CET1 Target 11.5% 11.5% 11.5% 11.5% 11.5% Required CET1 5,516 5,593 5,663 5,946 6,243 Less: Intangibles 155 155 155 155 155 Less: Adj. Due to CECL Capital Relief 1,354 903 451 - - Required Equity 4,007 4,536 5,056 5,791 6,088 BoP Equity 7,619 4,007 4,536 5,056 5,791 Plus: Net Income 1,195 1,094 1,105 1,193 1,289 Less: Capital Distribution (4,807) (565) (584) (459) (992) EoP Equity 4,007 4,536 5,056 5,791 6,088 Capital Distribution 4,807 565 584 459 992 Terminal Value - - - - 10,579 Total 4,807 565 584 459 11,571 Implied Valuation DDM Sensitivity Table Discount Rate Assumptions $39.26 10.0% 11.0% 12.0% 13.0% 14.0% Discount Rate 12.0% 6.6x $38.92 $37.77 $36.68 $35.64 $34.65 1 Terminal PE Multiple 7.6x 7.1x $40.33 $39.12 $37.97 $36.88 $35.83 DDM Value $12,016 7.6x $41.74 $40.47 $39.26 $38.11 $37.01 Shares Outstanding 306.0 8.1x $43.15 $41.82 $40.55 $39.34 $38.19 8.6x $44.56 $43.17 $41.84 $40.58 $39.37 DDM Value per Share $39.26 Terminal PE Value

2a Excess Capital n 4Q21E CET1 Ratio 19.7% n Minimum Required 11.5% Excess CET1 (%) 8.2% n 1 $47,958 4Q21E Risk-weighted Assets l Total Excess Capital $3,936 Current Shares Outstanding 306.0 l Total Excess Capital per Share $12.86 Implied Valuation n 1 $1,195 FY 2022E Net Income Earnings per Share $4.18 2 $3.93 Earnings per Share - Share Adjusted 3 CET1 Ratio $3.73 Earnings per Share - Funding Adjusted $41.23 10.00% 10.75% 11.50% 12.25% 13.00% 4 7.6x Price / EPS Multiple 6.6x $39.62 $38.56 $37.50 $36.44 $35.38 Core Implied Value per Share $28.37 7.1x $41.47 $40.42 $39.37 $38.31 $37.26 Excess Capital per Share $12.86 7.6x $43.31 $42.27 $41.23 $40.19 $39.15 Total Value per Share $41.23 8.1x $45.16 $44.13 $43.10 $42.07 $41.03 Current Shares Outstanding 306.0 8.6x $47.01 $45.99 $44.96 $43.94 $42.92 P/E Multiple2a Excess Capital n 4Q21E CET1 Ratio 19.7% n Minimum Required 11.5% Excess CET1 (%) 8.2% n 1 $47,958 4Q21E Risk-weighted Assets l Total Excess Capital $3,936 Current Shares Outstanding 306.0 l Total Excess Capital per Share $12.86 Implied Valuation n 1 $1,195 FY 2022E Net Income Earnings per Share $4.18 2 $3.93 Earnings per Share - Share Adjusted 3 CET1 Ratio $3.73 Earnings per Share - Funding Adjusted $41.23 10.00% 10.75% 11.50% 12.25% 13.00% 4 7.6x Price / EPS Multiple 6.6x $39.62 $38.56 $37.50 $36.44 $35.38 Core Implied Value per Share $28.37 7.1x $41.47 $40.42 $39.37 $38.31 $37.26 Excess Capital per Share $12.86 7.6x $43.31 $42.27 $41.23 $40.19 $39.15 Total Value per Share $41.23 8.1x $45.16 $44.13 $43.10 $42.07 $41.03 Current Shares Outstanding 306.0 8.6x $47.01 $45.99 $44.96 $43.94 $42.92 P/E Multiple

2b Excess Capital n 4Q21E CET1 Ratio 19.7% n Minimum Required 11.5% Excess CET1 (%) 8.2% n 1 $47,958 4Q21E Risk-weighted Assets l Total Excess Capital $3,936 Current Shares Outstanding 306.0 l Total Excess Capital per Share $12.86 Implied Valuation n 2 $1,070 FY 2022E Net Income 2 $3.50 Earnings per Share 3 $3.31 Earnings per Share - Funding Adjusted 4 CET1 Ratio 7.6x Price / EPS Multiple $37.99 10.00% 10.75% 11.50% 12.25% 13.00% Core Implied Value per Share $25.13 6.6x $36.81 $35.75 $34.69 $33.63 $32.57 Excess Capital per Share $12.86 7.1x $38.44 $37.39 $36.34 $35.29 $34.24 Total Value per Share $37.99 7.6x $40.08 $39.04 $37.99 $36.95 $35.91 Current Shares Outstanding 306.0 8.1x $41.71 $40.68 $39.65 $38.62 $37.58 8.6x $43.35 $42.33 $41.30 $40.28 $39.25 P/E Multiple2b Excess Capital n 4Q21E CET1 Ratio 19.7% n Minimum Required 11.5% Excess CET1 (%) 8.2% n 1 $47,958 4Q21E Risk-weighted Assets l Total Excess Capital $3,936 Current Shares Outstanding 306.0 l Total Excess Capital per Share $12.86 Implied Valuation n 2 $1,070 FY 2022E Net Income 2 $3.50 Earnings per Share 3 $3.31 Earnings per Share - Funding Adjusted 4 CET1 Ratio 7.6x Price / EPS Multiple $37.99 10.00% 10.75% 11.50% 12.25% 13.00% Core Implied Value per Share $25.13 6.6x $36.81 $35.75 $34.69 $33.63 $32.57 Excess Capital per Share $12.86 7.1x $38.44 $37.39 $36.34 $35.29 $34.24 Total Value per Share $37.99 7.6x $40.08 $39.04 $37.99 $36.95 $35.91 Current Shares Outstanding 306.0 8.1x $41.71 $40.68 $39.65 $38.62 $37.58 8.6x $43.35 $42.33 $41.30 $40.28 $39.25 P/E Multiple

3a 3b ($ in millions, expect per share) Price to 2022E EPS Multiple 6 Share Buyback (as of YE 2021E) 6.6x 7.1x 7.6x 8.1x 8.6x Total Excess Capital $3,936 $3,936 $3,936 $3,936 $3,936 1 Price per Share $43.72 $43.72 $43.72 $43.72 $43.72 Number of Shares Purchased 90,030,275 90,030,275 90,030,275 90,030,275 90,030,275 Shares Outstanding 306,035,735 306,035,735 306,035,735 306,035,735 306,035,735 Less Number of Shares Purchased 90,030,275 90,030,275 90,030,275 90,030,275 90,030,275 New Total Shares Outstanding 216,005,460 216,005,460 216,005,460 216,005,460 216,005,460 % of Shares Purchased 29.4% 29.4% 29.4% 29.4% 29.4% Based on Company’s 2022E EPS Forecast 2 Current 2022E EPS $4.18 $4.18 $4.18 $4.18 $4.18 3 Current 2022E EPS - Share Adjusted $3.93 $3.93 $3.93 $3.93 $3.93 4 Adjusted 2022E EPS $5.37 $5.37 $5.37 $5.37 $5.37 Earnings Accretion 28.5% 28.5% 28.5% 28.5% 28.5% Assumed Pro Forma P / 2022E EPS Multiple 6.6x 7.1x 7.6x 8.1x 8.6x Price @ Assumed Pro Forma Multiple $35.44 $38.12 $40.81 $43.49 $46.18 Based on Long Term Earnings Average 5 Current 2022E EPS $3.50 $3.50 $3.50 $3.50 $3.50 4 Adjusted 2022E EPS $4.77 $4.77 $4.77 $4.77 $4.77 Earnings Accretion 36.2% 36.2% 36.2% 36.2% 36.2% Assumed Pro Forma P / 2022E EPS Multiple 6.6x 7.1x 7.6x 8.1x 8.6x Price @ Assumed Pro Forma Multiple $31.45 $33.84 $36.22 $38.60 $40.99

4 n l l l l Deal Stock Price Total Initial Final Initial Value Before Initial Final Rounds Premium to Premium to Increase to 2 Annc. Date Buyer Target ($ mm) Offer or Rumor Offer Offer of Offers Initial Stock Price Initial Stock Price Initial Offer 11/15/2018 Employers Mutual Casualty Co EMC Insurance Group Inc. $371 $23.83 $30.00 $36.00 4 25.9% 51.1% 20.0% 01/09/2018 Investor Group AmTrust Financial Services $1,390 $10.15 $12.25 $14.75 4 20.7% 45.3% 20.4% 03/07/2016 Great American Insurance Co National Interstate Corp. $315 $22.61 $30.00 $32.50 4 32.7% 43.7% 8.3% 04/01/2014 Hilltop Holdings Inc. SWS Group, Inc. $260 $6.06 $7.00 $7.75 3 15.5% 27.9% 10.7% 12/16/2013 KKR & Co. L.P. KKR Financial Holdings Inc. $2,609 $9.90 $10.56 $12.79 4 6.7% 29.2% 21.1% 11/12/2012 Annaly Capital Management Inc CreXus Investment Corp $876 $11.10 $12.50 $13.05 4 12.6% 17.6% 4.4% 11/12/2012 Leucadia National Corp Jefferies Group Inc $2,924 $14.27 $16.46 $17.66 2 15.4% 23.7% 7.3% 10/13/2008 Banco Santander SA Sovereign Bancorp Inc $1,910 $3.81 $3.81 $3.81 1 0.0% 0.0% 0.0% 08/12/2008 Bank of Tokyo-Mitsubishi UFJ Ltd UnionBanCal Corp,CA $3,808 $53.02 $58.00 $73.50 3 9.4% 38.6% 26.7% 03/10/2008 Nationwide Mutual Insurance Co Nationwide Finl Svcs Inc $2,471 $40.00 $47.20 $52.25 3 18.0% 30.6% 10.7% 07/17/2007 Alfa Mutual Alfa Corp $833 $15.20 $17.60 $22.00 5 15.8% 44.7% 25.0% 11/20/2006 Toronto-Dominion Bank TD Banknorth Inc $3,201 $28.81 $32-34 $32.33 6 14.5% 12.2% (2.0%) Mean 3.6 15.6% 30.4% 12.7% Median 4.0 15.4% 29.9% 10.7%4 n l l l l Deal Stock Price Total Initial Final Initial Value Before Initial Final Rounds Premium to Premium to Increase to 2 Annc. Date Buyer Target ($ mm) Offer or Rumor Offer Offer of Offers Initial Stock Price Initial Stock Price Initial Offer 11/15/2018 Employers Mutual Casualty Co EMC Insurance Group Inc. $371 $23.83 $30.00 $36.00 4 25.9% 51.1% 20.0% 01/09/2018 Investor Group AmTrust Financial Services $1,390 $10.15 $12.25 $14.75 4 20.7% 45.3% 20.4% 03/07/2016 Great American Insurance Co National Interstate Corp. $315 $22.61 $30.00 $32.50 4 32.7% 43.7% 8.3% 04/01/2014 Hilltop Holdings Inc. SWS Group, Inc. $260 $6.06 $7.00 $7.75 3 15.5% 27.9% 10.7% 12/16/2013 KKR & Co. L.P. KKR Financial Holdings Inc. $2,609 $9.90 $10.56 $12.79 4 6.7% 29.2% 21.1% 11/12/2012 Annaly Capital Management Inc CreXus Investment Corp $876 $11.10 $12.50 $13.05 4 12.6% 17.6% 4.4% 11/12/2012 Leucadia National Corp Jefferies Group Inc $2,924 $14.27 $16.46 $17.66 2 15.4% 23.7% 7.3% 10/13/2008 Banco Santander SA Sovereign Bancorp Inc $1,910 $3.81 $3.81 $3.81 1 0.0% 0.0% 0.0% 08/12/2008 Bank of Tokyo-Mitsubishi UFJ Ltd UnionBanCal Corp,CA $3,808 $53.02 $58.00 $73.50 3 9.4% 38.6% 26.7% 03/10/2008 Nationwide Mutual Insurance Co Nationwide Finl Svcs Inc $2,471 $40.00 $47.20 $52.25 3 18.0% 30.6% 10.7% 07/17/2007 Alfa Mutual Alfa Corp $833 $15.20 $17.60 $22.00 5 15.8% 44.7% 25.0% 11/20/2006 Toronto-Dominion Bank TD Banknorth Inc $3,201 $28.81 $32-34 $32.33 6 14.5% 12.2% (2.0%) Mean 3.6 15.6% 30.4% 12.7% Median 4.0 15.4% 29.9% 10.7%

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5 Valuation Price/ Tang. 2021 2022 YTD Share % of 52 Week Market Total TCE CET1 Book Book LTM Est. Est. Price 1 1 Price High Low Cap Assets ROAA ROAE Ratio Ratio Value Value EPS EPS EPS Change (Dollars in Millions, except per share data) Ticker ($) (%) (%) ($mm) ($mm) (%) (%) (%) (%) (x) (x) (x) (x) (x) (%) Core Comparables Capital One Financial Corporation COF 157.98 94.0 262.0 71,326 425,175 1.76 12.57 10.14 14.58 1.73 1.28 10.3 8.3 9.7 59.8 2 Ally Financial Inc. ALLY 50.90 89.9 256.3 18,868 180,470 1.56 19.00 9.51 -- 1.24 1.24 6.7 6.4 7.9 42.7 OneMain Holdings, Inc. OMF 59.55 96.2 243.6 8,008 21,285 4.95 34.41 8.13 -- 5.04 2.42 7.2 6.3 7.2 23.7 Credit Acceptance Corporation CACC 468.68 87.0 175.7 7,821 7,707 9.51 31.96 30.75 -- 3.36 3.36 11.7 11.7 12.7 35.4 Median - Core Comparables 3.35 25.48 9.82 14.58 2.55 1.85 8.8 7.3 8.8 39.1 Additional Comparables Discover Financial Services DFS 121.28 95.0 251.7 36,605 113,871 2.43 26.82 9.46 14.90 3.45 3.34 13.6 8.5 10.0 34.0 2 Synchrony Financial SYF 46.00 90.3 210.1 26,376 92,017 3.47 25.88 12.52 17.80 2.37 1.99 8.2 7.8 8.4 32.5 Alliance Data Systems Corporation ADS 97.55 76.1 245.3 4,851 21,163 2.11 34.65 1.71 -- 14.33 2.75 10.1 6.3 6.7 31.6 Median - Additional Comparables 2.43 26.82 9.46 16.35 3.45 2.75 10.1 7.8 8.4 32.5 High - Overall 9.51 34.65 30.75 17.80 14.33 3.36 13.6 11.7 12.7 59.8 Median - Overall 2.43 26.82 9.51 14.90 3.36 2.42 10.1 7.8 8.4 34.0 Mean - Overall 3.68 26.47 11.74 15.76 4.51 2.34 9.7 7.9 8.9 37.1 Low - Overall 1.56 12.57 1.71 14.58 1.24 1.24 6.7 6.3 6.7 23.7 Santander Consumer USA Holdings Inc. - 7/1/2021 SC 36.43 88.6 227.3 11,149 47,234 3.45 31.00 12.92 16.50 1.83 1.79 6.8 4.3 8.7 65.4 Santander Consumer USA Holdings Inc. - Offer Price SC 39.00 93.8 243.3 11,935 47,234 3.45 31.00 12.92 16.50 1.92 1.96 7.3 4.6 9.3 77.1 Santander Consumer USA Holdings Inc. - Current SC 40.58 97.6 253.2 12,419 47,234 3.45 31.00 12.92 16.50 2.04 1.99 7.6 4.8 9.7 84.35 Valuation Price/ Tang. 2021 2022 YTD Share % of 52 Week Market Total TCE CET1 Book Book LTM Est. Est. Price 1 1 Price High Low Cap Assets ROAA ROAE Ratio Ratio Value Value EPS EPS EPS Change (Dollars in Millions, except per share data) Ticker ($) (%) (%) ($mm) ($mm) (%) (%) (%) (%) (x) (x) (x) (x) (x) (%) Core Comparables Capital One Financial Corporation COF 157.98 94.0 262.0 71,326 425,175 1.76 12.57 10.14 14.58 1.73 1.28 10.3 8.3 9.7 59.8 2 Ally Financial Inc. ALLY 50.90 89.9 256.3 18,868 180,470 1.56 19.00 9.51 -- 1.24 1.24 6.7 6.4 7.9 42.7 OneMain Holdings, Inc. OMF 59.55 96.2 243.6 8,008 21,285 4.95 34.41 8.13 -- 5.04 2.42 7.2 6.3 7.2 23.7 Credit Acceptance Corporation CACC 468.68 87.0 175.7 7,821 7,707 9.51 31.96 30.75 -- 3.36 3.36 11.7 11.7 12.7 35.4 Median - Core Comparables 3.35 25.48 9.82 14.58 2.55 1.85 8.8 7.3 8.8 39.1 Additional Comparables Discover Financial Services DFS 121.28 95.0 251.7 36,605 113,871 2.43 26.82 9.46 14.90 3.45 3.34 13.6 8.5 10.0 34.0 2 Synchrony Financial SYF 46.00 90.3 210.1 26,376 92,017 3.47 25.88 12.52 17.80 2.37 1.99 8.2 7.8 8.4 32.5 Alliance Data Systems Corporation ADS 97.55 76.1 245.3 4,851 21,163 2.11 34.65 1.71 -- 14.33 2.75 10.1 6.3 6.7 31.6 Median - Additional Comparables 2.43 26.82 9.46 16.35 3.45 2.75 10.1 7.8 8.4 32.5 High - Overall 9.51 34.65 30.75 17.80 14.33 3.36 13.6 11.7 12.7 59.8 Median - Overall 2.43 26.82 9.51 14.90 3.36 2.42 10.1 7.8 8.4 34.0 Mean - Overall 3.68 26.47 11.74 15.76 4.51 2.34 9.7 7.9 8.9 37.1 Low - Overall 1.56 12.57 1.71 14.58 1.24 1.24 6.7 6.3 6.7 23.7 Santander Consumer USA Holdings Inc. - 7/1/2021 SC 36.43 88.6 227.3 11,149 47,234 3.45 31.00 12.92 16.50 1.83 1.79 6.8 4.3 8.7 65.4 Santander Consumer USA Holdings Inc. - Offer Price SC 39.00 93.8 243.3 11,935 47,234 3.45 31.00 12.92 16.50 1.92 1.96 7.3 4.6 9.3 77.1 Santander Consumer USA Holdings Inc. - Current SC 40.58 97.6 253.2 12,419 47,234 3.45 31.00 12.92 16.50 2.04 1.99 7.6 4.8 9.7 84.3

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YTD Through June B / (W) vs. ($ in millions) Actual Budget Prior Year Budget Prior Year Net Interest Income $2,048 $2,089 $1,883 ($41) $165 Net Lease Income 726 444 322 283 405 Net Finance and Interest Income 2,774 2,532 2,205 242 570 Net Credit Loss (165) (967) (1,056) 802 891 Loan Loss Reserve Release / (Build) 292 87 (714) 205 1,006 Operating Expenses (598) (632) (549) 34 (48) Other Income 181 102 4 78 176 Profit Share (118) (22) (26) (96) (92) Net Income 1,800 836 (101) 964 1,901 Earnings Per Share 5.88 2.82 (0.31) 3.06 6.19 Net Income (excl. Reserve Release) 1,578 770 442 807 1,136 PPNR 2,396 2,290 1,969 106 427 Auto Balance (EOP) 33,152 35,139 32,215 (1,987) 938 Total Owned Balance (EOP) 50,012 53,130 50,539 (3,118) (527) Yield on Earnings Assets 12.9% 11.5% 11.4% 1.4% 1.5% RIC Net Charge-Off Ratio 1.0% 5.5% 6.9% 4.5% 5.9% CECL Ratio 17.8% 17.9% 19.2% 0.2% 1.4% Return on Average Assets 7.5% 3.4% (0.4%) 4.1% 7.9% 1 17.4% 15.5% 13.4% 1.9% 4.0% CET1 RatioYTD Through June B / (W) vs. ($ in millions) Actual Budget Prior Year Budget Prior Year Net Interest Income $2,048 $2,089 $1,883 ($41) $165 Net Lease Income 726 444 322 283 405 Net Finance and Interest Income 2,774 2,532 2,205 242 570 Net Credit Loss (165) (967) (1,056) 802 891 Loan Loss Reserve Release / (Build) 292 87 (714) 205 1,006 Operating Expenses (598) (632) (549) 34 (48) Other Income 181 102 4 78 176 Profit Share (118) (22) (26) (96) (92) Net Income 1,800 836 (101) 964 1,901 Earnings Per Share 5.88 2.82 (0.31) 3.06 6.19 Net Income (excl. Reserve Release) 1,578 770 442 807 1,136 PPNR 2,396 2,290 1,969 106 427 Auto Balance (EOP) 33,152 35,139 32,215 (1,987) 938 Total Owned Balance (EOP) 50,012 53,130 50,539 (3,118) (527) Yield on Earnings Assets 12.9% 11.5% 11.4% 1.4% 1.5% RIC Net Charge-Off Ratio 1.0% 5.5% 6.9% 4.5% 5.9% CECL Ratio 17.8% 17.9% 19.2% 0.2% 1.4% Return on Average Assets 7.5% 3.4% (0.4%) 4.1% 7.9% 1 17.4% 15.5% 13.4% 1.9% 4.0% CET1 Ratio

Actuals P24 Round 1 v2 Final P23 - 10/09/20 B / (W) ($ in millions, expect per share data) 2019 2020 2021 2022 2023 2024 2020 2021 2022 2023 2020 2021 2022 2023 Total Company P&L (GAAP): Interest on Finance Receivables / Loans 5,050 5,126 5,022 5,000 5,133 5,388 5,138 5,292 5,493 5,691 (12) (270) (493) (558) Leased Vehicle Income 2,764 2,951 2,819 2,550 2,578 2,514 2,966 2,881 2,787 2,979 (16) (62) (237) (401) Other Finance and Interest Income 42 14 13 19 23 22 16 11 7 9 (2) 2 12 14 Total Finance and Interest Income 7,856 8,091 7,854 7,569 7,734 7,925 8,120 8,184 8,288 8,678 (29) (331) (719) (945) Interest Expense (1,332) (1,204) (974) (806) (714) (699) (1,207) (1,071) (978) (895) 2 97 172 181 Leased Vehicle Expense (1,862) (2,078) (1,510) (1,650) (1,811) (1,744) (2,199) (2,124) (2,067) (2,210) 121 614 417 399 Net Finance and Interest Income 4,663 4,809 5,369 5,113 5,208 5,482 4,715 4,989 5,243 5,573 94 380 (130) (365) Gross Loss (5,202) (3,406) (3,400) (5,784) (6,004) (6,173) (3,592) (6,417) (5,910) (5,854) 186 3,017 126 (150) Recoveries 2,911 2,006 2,224 3,322 3,278 3,279 1,970 3,215 3,038 3,025 36 (992) 284 253 Net Credit Loss (2,291) (1,400) (1,176) (2,462) (2,726) (2,894) (1,622) (3,201) (2,872) (2,829) 222 2,025 410 103 Loan Loss Reserve Release / (Build) 197 (965) 248 51 84 24 (1,102) 471 54 (194) 137 (223) (3) 279 Provision for Loan Losses (2,094) (2,364) (929) (2,412) (2,642) (2,871) (2,723) (2,730) (2,819) (3,023) 359 1,802 407 382 Profit Sharing (53) (121) (155) (33) (29) (27) (73) (33) (29) (35) (48) (122) (3) 6 Investment Gains (Losses), Net (407) (401) (27) - - - (425) (401) (407) (414) 25 373 407 414 Servicing Fee Income 91 74 89 94 94 95 73 69 81 73 1 21 13 21 Fees, Commissions and Other 364 344 246 181 181 179 341 422 396 408 3 (176) (216) (227) Other Income 49 18 309 275 275 274 (11) 90 69 67 29 218 205 209 Salary and Benefit Expense (511) (553) (615) (608) (612) (616) (548) (558) (547) (547) (5) (56) (62) (65) Repossession Expense (262) (160) (187) (276) (267) (272) (182) (271) (238) (236) 21 85 (38) (31) Other Operating Expense (438) (418) (537) (486) (495) (516) (403) (391) (389) (383) (15) (146) (98) (112) Operating Expenses (1,211) (1,131) (1,338) (1,371) (1,374) (1,404) (1,132) (1,220) (1,174) (1,166) 1 (118) (197) (208) Net Income Before Tax 1,354 1,210 3,255 1,572 1,439 1,454 775 1,095 1,290 1,416 435 2,160 282 23 Income Tax Expenses (360) (299) (777) (377) (345) (349) (200) (263) (310) (340) (99) (514) (68) (5) Net Income 994 911 2,478 1,195 1,094 1,105 575 832 981 1,076 336 1,646 214 17 Shares Outstanding (Diluted) 339 306 294 286 277 269 306 284 246 246 - 10 40 32 EPS (Diluted) 2.93 2.98 8.42 4.18 3.94 4.11 1.88 2.93 3.99 4.38 1.10 5.49 0.19 (0.44)Actuals P24 Round 1 v2 Final P23 - 10/09/20 B / (W) ($ in millions, expect per share data) 2019 2020 2021 2022 2023 2024 2020 2021 2022 2023 2020 2021 2022 2023 Total Company P&L (GAAP): Interest on Finance Receivables / Loans 5,050 5,126 5,022 5,000 5,133 5,388 5,138 5,292 5,493 5,691 (12) (270) (493) (558) Leased Vehicle Income 2,764 2,951 2,819 2,550 2,578 2,514 2,966 2,881 2,787 2,979 (16) (62) (237) (401) Other Finance and Interest Income 42 14 13 19 23 22 16 11 7 9 (2) 2 12 14 Total Finance and Interest Income 7,856 8,091 7,854 7,569 7,734 7,925 8,120 8,184 8,288 8,678 (29) (331) (719) (945) Interest Expense (1,332) (1,204) (974) (806) (714) (699) (1,207) (1,071) (978) (895) 2 97 172 181 Leased Vehicle Expense (1,862) (2,078) (1,510) (1,650) (1,811) (1,744) (2,199) (2,124) (2,067) (2,210) 121 614 417 399 Net Finance and Interest Income 4,663 4,809 5,369 5,113 5,208 5,482 4,715 4,989 5,243 5,573 94 380 (130) (365) Gross Loss (5,202) (3,406) (3,400) (5,784) (6,004) (6,173) (3,592) (6,417) (5,910) (5,854) 186 3,017 126 (150) Recoveries 2,911 2,006 2,224 3,322 3,278 3,279 1,970 3,215 3,038 3,025 36 (992) 284 253 Net Credit Loss (2,291) (1,400) (1,176) (2,462) (2,726) (2,894) (1,622) (3,201) (2,872) (2,829) 222 2,025 410 103 Loan Loss Reserve Release / (Build) 197 (965) 248 51 84 24 (1,102) 471 54 (194) 137 (223) (3) 279 Provision for Loan Losses (2,094) (2,364) (929) (2,412) (2,642) (2,871) (2,723) (2,730) (2,819) (3,023) 359 1,802 407 382 Profit Sharing (53) (121) (155) (33) (29) (27) (73) (33) (29) (35) (48) (122) (3) 6 Investment Gains (Losses), Net (407) (401) (27) - - - (425) (401) (407) (414) 25 373 407 414 Servicing Fee Income 91 74 89 94 94 95 73 69 81 73 1 21 13 21 Fees, Commissions and Other 364 344 246 181 181 179 341 422 396 408 3 (176) (216) (227) Other Income 49 18 309 275 275 274 (11) 90 69 67 29 218 205 209 Salary and Benefit Expense (511) (553) (615) (608) (612) (616) (548) (558) (547) (547) (5) (56) (62) (65) Repossession Expense (262) (160) (187) (276) (267) (272) (182) (271) (238) (236) 21 85 (38) (31) Other Operating Expense (438) (418) (537) (486) (495) (516) (403) (391) (389) (383) (15) (146) (98) (112) Operating Expenses (1,211) (1,131) (1,338) (1,371) (1,374) (1,404) (1,132) (1,220) (1,174) (1,166) 1 (118) (197) (208) Net Income Before Tax 1,354 1,210 3,255 1,572 1,439 1,454 775 1,095 1,290 1,416 435 2,160 282 23 Income Tax Expenses (360) (299) (777) (377) (345) (349) (200) (263) (310) (340) (99) (514) (68) (5) Net Income 994 911 2,478 1,195 1,094 1,105 575 832 981 1,076 336 1,646 214 17 Shares Outstanding (Diluted) 339 306 294 286 277 269 306 284 246 246 - 10 40 32 EPS (Diluted) 2.93 2.98 8.42 4.18 3.94 4.11 1.88 2.93 3.99 4.38 1.10 5.49 0.19 (0.44)

Current Offer Price of $39.00 Offer Price of $43.00 ($ in millions, except per share) 2022E 2023E 2022E 2023E 1 Net Income: Banco Santander $8,307 $9,269 $8,307 $9,269 2 Plus: 20% of SC's Net Income $239 $219 $239 $219 3 Less: Cost of New Debt $35 $35 $39 $39 4 Add: Cost Savings $11 $11 $11 $11 Pro-Forma Net Income $8,522 $9,463 $8,518 $9,460 1 Current EPS Estimates $0.47 $0.53 $0.47 $0.53 Shares Outstanding (actual) 17,311 17,311 17,311 17,311 Pro-Forma EPS $0.49 $0.55 $0.49 $0.55 % Accretion / (Dilution) 4.53% 2.77% 4.48% 2.73% Banco Santander Key Metrics $3.48 $1,834,365 Stock Price (7/20/2021) Assets (3/31/2021) $60,178.1 $108,786 Market Capitalization Total Equity (3/31/2021) 11.6x 17,311,000,000 Price / 2020 EPS (x) Shares Outstanding (Actual) 7.8x 0.62x Price / 2021 EPS (x) Price / Book (x) 7.4x 0.77x Price / 2022 EPS (x) Price / Tangible Book (x) 6.5x Price / 2023 EPS (x)Current Offer Price of $39.00 Offer Price of $43.00 ($ in millions, except per share) 2022E 2023E 2022E 2023E 1 Net Income: Banco Santander $8,307 $9,269 $8,307 $9,269 2 Plus: 20% of SC's Net Income $239 $219 $239 $219 3 Less: Cost of New Debt $35 $35 $39 $39 4 Add: Cost Savings $11 $11 $11 $11 Pro-Forma Net Income $8,522 $9,463 $8,518 $9,460 1 Current EPS Estimates $0.47 $0.53 $0.47 $0.53 Shares Outstanding (actual) 17,311 17,311 17,311 17,311 Pro-Forma EPS $0.49 $0.55 $0.49 $0.55 % Accretion / (Dilution) 4.53% 2.77% 4.48% 2.73% Banco Santander Key Metrics $3.48 $1,834,365 Stock Price (7/20/2021) Assets (3/31/2021) $60,178.1 $108,786 Market Capitalization Total Equity (3/31/2021) 11.6x 17,311,000,000 Price / 2020 EPS (x) Shares Outstanding (Actual) 7.8x 0.62x Price / 2021 EPS (x) Price / Book (x) 7.4x 0.77x Price / 2022 EPS (x) Price / Tangible Book (x) 6.5x Price / 2023 EPS (x)

SC FY2 P/E (2015-Present) 16 FY2 P/E Average 14 12 10 n 8 n 6 4 2 n 0 n Source: Factset, Piper Sandler Research SC FY2 P/E (2015-Present) SC P/TBV (2015-Present) 16 3.0x FY2 P/E Average P/TBV Average 14 2.5x 12 2.0x 10 8 1.5x 6 1.0x 4 0.5x 2 0 0.0x Source: Factset, Piper Sandler Research Source: Factset, Piper Sandler Research SC P/TBV (2015-Present) 3.0x P/TBV Average 2.5x 2.0x 1.5x 1.0x 0.5x 0.0x Source: Factset, Piper Sandler Research

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